UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2018

YOUNGEVITY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54900	90-0890517
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2400 Boswell Road, Chula Vista, CA 91914
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (619) 934-3980

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.   Entry into a Material Definitive Agreement.

On October 23, 2018, Youngevity International, Inc. (the “Company”) entered into an agreement (the “Exchange Agreement”) with Carl Grover (“Grover”) to exchange (the “Exchange”), subject to stockholder approval, all amounts owed under an 8% Secured Convertible Promissory Note held by him in the principal amount of $4,000,000 which matures on July 30, 2019, for 747,664 shares of the Company’s common stock, $.001 par value (the “Common Stock”), at a conversion price of $5.35 per share and a four-year warrant to purchase 631,579 shares of Common Stock at an exercise price of $4.75 per share (the “Grover Warrant”). Ascendant Alternative Strategies, LLC, a FINRA broker dealer (“Ascendant”), acted as the Company’s advisor in connection with the Exchange transaction. Upon a closing of the Exchange, subject to stockholder approval and pursuant to an Advisory Agreement with Ascendant (the “Advisory Agreement”), the Company has agreed to issue to Ascendant 30,000 shares of Common Stock, a four-year warrant to purchase 80,000 shares of Common Stock at an exercise price of $5.35 per share (the “$5.35 Warrants”) and a four-year warrant to purchase 70,000 shares of Common Stock at an exercise price of $4.75 per share (the “$4.75 Warrants”).

Mr. Grover had previously exercised his right to convert all amounts owed under an 8% Series C Promissory Note held by him in the principal amount of $3,000,000 maturing in October 2018, into 428,571 shares of Common Stock (at a conversion rate of $7.00 per share), in accordance with its stated terms.

The foregoing description of the terms of the Grover Warrant, $5.35 Warrants, $4.75 Warrants, Exchange Agreement and Advisory Agreement do not purport to be complete and is subject to and are qualified in their entirety by reference to the provisions of such agreements, the forms of which are filed as Exhibits 4.1, 4.2, 4.3, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

 Item 3.02 Unregistered Sales of Equity Securities.

The information regarding the securities of the Company set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The Company issued the shares of the Company’s Common Stock to Grover in connection with the conversion and will issue the shares of Common Stock and Grover Warrant in the Exchange in reliance on the exemption from registration provided for under Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”). The Company will issue the shares of Common Stock, $5.35 Warrants and $4.75 Warrants to Ascendant in reliance on the exemption from registration provided for under Section 4(a)(2) of the Securities Act. The Company relied on this exemption from registration for private placements based in part on the representations made by Ascendant with respect to its status as an accredited investor, as such term is defined in Rule 501(a) of the Securities Act.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

4.1	Form of Warrant Agreement with Carl Grover
4.2	Form of $5.35 Warrant Agreement with Ascendant Alternative Strategies, LLC
4.3	Form of $4.75 Warrant Agreement with Ascendant Alternative Strategies, LLC
10.1	Exchange Agreement, dated October 23 2018, between Youngevity International, Inc. and Carl Grover
10.2	Advisory Agreement, dated October 23, 2018, between Youngevity International, Inc. and Ascendant Alternative Strategies, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUNGEVITY INTERNATIONAL, INC.

Date: October 29, 2018	By: /s/ David Briskie
Name: David Briskie
Title: President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Form of Warrant Agreement with Carl Grover
4.2	Form of $5.35 Warrant Agreement with Ascendant Alternative Strategies, LLC
4.3	Form of $4.75 Warrant Agreement with Ascendant Alternative Strategies, LLC
10.1	Exchange Agreement, dated October 23 2018, between Youngevity International, Inc. and Carl Grover
10.2	Advisory Agreement, dated October 23, 2018, between Youngevity International, Inc. and Ascendant Alternative Strategies, LLC